                                  EXHIBIT 10.3

                             OFFICE LEASE AGREEMENT

                               DATED JULY 25, 1994

                             OFFICE LEASE AGREEMENT

     THIS LEASE dated July 25, 1994, is entered into by and between JACK DYMOND ASSOCIATES California Partnership, hereinafter referred to as "Lessor" and JUMP SOFTWARE, a California corporation, hereinafter referred to as "Lessee" who agree as follows:

                                    ARTICLE I
                                DEMISED PREMISES

     Lessor does hereby lease to Lessee, and Lessee does hereby rent from Lessor, for the term and subject to the agreements, conditions and provisions contained herein, that certain real property (hereinafter referred to as the ("Demised Premises") constituting a part of the office building located at 201 San Antonio Circle, Mountain View, California and more particularly described as: approximately 1,980 square feet of lease space, known as Suite 172, First Floor, Bldg. E together with the right to use the common areas and service facilities, subject to the reasonable rules and regulations as may be promulgated from time to time by Lessor governing the use of such common areas.

                                   ARTICLE II
                                      TERM

2.01 The term of this Lease shall be a period of TWO (2) years commencing on September 1, 1994 and ending on August 31, 1996 unless sooner terminated as provided herein.

2.02 If Lessor, for any reason whatsoever, is unable to deliver possession of the Demised Premises to Lessee on the commencement date specified in Section
2.01 above, Lessor shall not be liable to Lessee for any loss or damage resulting therefrom, nor shall this Lease be void or voidable, but in such event Lessee shall not be liable for rent or other sums due Lessor until possession of the Demised Premises is offered to Lessee. No delay in delivery of possession shall operate to extend the term hereof.

                                   ARTICLE III
                                      RENT

3.01 Lessee covenants and agrees to pay to Lessor as rent for the Demised Premises the following sums per month, in lawful money of the United States, payable in advance on or before the first day of each and every successive calendar month during the term hereof, without deduction, setoff or demand, at such place as may be designated in writing by Lessor.


-------------------------- ---------------- -------------------- ----------------------- ----------------
Time Period                Leased Sq. Ft.   Annual Increase      Rental Amount           Sq. Ft. Rate
-------------------------- ---------------- -------------------- ----------------------- ----------------
9/01/94-10/31/94           1,980                                 Free
-------------------------- ---------------- -------------------- ----------------------- ----------------
-------------------------- ---------------- -------------------- ----------------------- ----------------

11/01/94-08/31/95          1,980                                 $3,168.00/mo.           $1.60
-------------------------- ---------------- -------------------- ----------------------- ----------------
-------------------------- ---------------- -------------------- ----------------------- ----------------

09/01//95-08/31/96         1,980            6%                   $3,366.00/mo            $1.79
-------------------------- ---------------- -------------------- ----------------------- ----------------

3.02 In the event the commencement date is not the first day of a calendar month, or if the termination date is not the last day of a calendar month, the monthly rental for the fractional month shall be prorated on the basis of a thirty (30) day month.

3.03 Lessee acknowledges that late payment of rent and any other charges provided herein will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to determine. Such costs include, without limitation, processing and accounting charges, late charges that may be imposed on Lessor by the terms of any encumbrances against the Demised Premises and penalties on delinquent tax payments. Lessee therefore agrees that if any installment of rent or other charge payable by Lessee hereunder is not received by


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

Lessor within ten (10) days after the same becomes due, Lessor shall be entitled to collect an additional sum equal to one and one-half percent (1.5%) of the delinquent payment for each month or fraction thereof that the rent or other charge remains unpaid. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any other rights and remedies available to Lessor hereunder or provided by law.

                                   ARTICLE IV
                                SECURITY DEPOSIT

Lessee has deposited with Lessor the sum of THREE THOUSAND ONE HUNDRED SIXTY-EIGHT AND NO/100 DOLLARS ($3,168.00)as and for a security deposit. If Lessee defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any part of the security deposit to cure such default or to compensate Lessor for all damages sustained by Lessor resulting from Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount, and Lessee's failure to do so shall constitute a material breach of this Lease. Lessor's obligations with respect to the security deposit are those of a debtor and not a trustee. Lessor shall not be required to segregate the security deposit as a separate fund and Lessee shall not be entitled to any interest thereon. If Lessee shall fully and faithfully perform every provision of the Lease to be performed by Lessee, the security deposit or any balance thereof shall be returned to Lessee within thirty (30) days after termination of the Lease.

                                    ARTICLE V
                          CONDITION OF DEMISED PREMISES

Lessor shall have no obligation to make any alterations or improvement to the Demised Premises for the benefit of Lessee except as may be specifically described in an Addendum to this Lease executed by Lessor and Lessee. By taking possession of the Demised Premises, Lessee accepts and acknowledges the Demised Premises as being in good order, condition and repair. Acceptance of the Demised Premises shall also constitute acceptance of any alteration or improvements therein performed by Lessor. Lessee acknowledges that neither Lessor nor anyone acting on Lessor's behalf has made any representation or warranty as to the suitability or fitness of the Demised Premises for the conduct of Lessee's business or for any other purpose.

                                   ARTICLE VI
                                       USE

6.01 The Demised Premises shall be used and occupied by Lessee solely for general office purposes and for no other or additional purpose without the prior written consent of Lessor.

6.02 Lessee shall not use the Demised Premises or permit anything to be one in or about the Demised Premises which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be in force, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of any fire or other insurance covering the office building or any of its contents, or cause any change or cancellation of such insurance. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee.

Lessee shall not do or permit anything to be done in or about the Demised Premises which will in any way obstruct or interfere with the rights of other tenants in the office building, or injure or annoy them, or use or allow the Demised Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Demised Premises or commit or suffer to be committed any waste in, on or about the Demised Premises.


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


                                   ARTICLE VII
                             UTILITIES AND SERVICES

7.0 Lessor shall maintain the public and common areas of the office building, including lobbies, stairs, elevators, corridors and restrooms, the windows, the mechanical, plumbing and electrical equipment serving the building, the structure itself and the exterior sidewalks, parking areas and grounds in reasonably good order and condition, except for damage occasioned by the act of Lessee, which damage shall be repaired by Lessor at Lessee's expense.

7.02 Lessor shall furnish the Demised Premises with: (a) electricity for lighting and the operation of the office machines; (b) heat and air conditioning during reasonable and usual business hours, as determined by Lessor, required in Lessor's judgment for the comfortable use and occupation of the Demised Premises; (c) lighting replacement for building standard lights; and (d) elevator service. Lessor shall not be in default hereunder or be liable for damages directly or indirectly resulting from, nor shall the rent provided herein be abated by reason of Lessor's failure to furnish or delay in furnishing any of the foregoing services when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor dispute, or by limitation, curtailment, rationing or restrictions on use of electricity, gas, water or other utility, or any other cause, similar or dissimilar, beyond the reasonable control of Lessor.

7.03 Whenever heat generating machines or equipment or lighting other than building standard lights are used in the Demised Premises which affect the temperature otherwise maintained by the air conditioning system, Lessor shall have the right to install supplementary air conditioning units in the Demised Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor as additional rent upon billing by Lessor. Lessee shall not, without the prior written consent of Lessor, install or use any fixture, equipment, apparatus or device requiring electricity, water, gas or compressed air (if compressed air is furnished by Lessor) in excess of that usually furnished or supplied by Lessor to the office building, nor shall Lessee connect with electric current, water pipes, gas lines or air pipes except through existing outlets to the Demised Premises provided by Lessor. In the event Lessor consents to the excessive use by Lessee of electricity, water, gas or compressed air, Lessor may install separate meters to measure such use and the cost of any such meters, together with the cost of installation, maintenance and repair thereof, and the cost of any other equipment or facilities that may be necessary to furnish the excess utility service, shall be paid by Lessee to Lessor upon billing by Lessor. Lessee shall also pay to Lessor, as additional rent, the cost of the excess utility service, as shown by said meters or as calculated by Lessor in the absence thereof, based upon the rates charged for the service by the public utility, plus any additional expenses incurred by Lessor in keeping account and billing Lessee for the excess utility charges.

                                  ARTICLE VIII
                             INDEMNITY AND INSURANCE

8.01 Lessee hereby waives any and all claims against Lessor for damage to any property or injury to or death of any person in, upon or about the Demised Premises, arising at any time and from any cause other than solely by reason of the negligence or willful misconduct of Lessor. Lessee further expressly indemnifies and holds Lessor harmless from and against any and all claims, demands, causes of action, liabilities, costs or expenses, including attorney's fees, occasioned by or in any way connected with the condition, use or misuse of the Demised Premises, or occasioned by any act or omission of Lessee and Lessee's agents, servants, employees, invitees or other persons who may come upon the Demised Premises, except for damage to any property or injury to or death of any person caused solely by the negligence or willful misconduct of Lessor.

8.02 Lessee hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Lessee's expense, a policy or policies of comprehensive public liability and property damage insurance with a single combined liability limit of not less than $2,000,000.00, insuring against all liability of Lessee and Lessee's authorized representatives arising out of or in connection with Lessee's use and occupancy of the Demised Premises. All such public liability and property damage insurance shall insure performance by Lessee of the indemnity provisions set forth in paragraph 8.01. Both Lessor and Lessee shall be named as co-insureds under such policies, as their respective interests may appear, and such policies shall specifically provide that no cancellation or change in coverage will be made without ten (10) days prior written notice to Lessor. A copy of each policy or a certificate of insurance shall be furnished to Lessor.

8.03 Lessor and Lessee each hereby waive any and all rights or recovery against the other, or against the agents, employees or representatives of the other, on account of loss or damage to the property of the waiving party to the extent that such loss or damage is insured against under any insurance policies which either Lessor or Lessee may have in force at the time of such loss or damage. Lessee shall, upon obtaining the insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in the Lease and Lessee shall cause each insurance policy obtained by Lessee to provide that the insurance company waives all right of recovery by way of subrogation against either Lessor or Lessee in connection with any damage covered by such policy.

                                   ARTICLE IX
                             REPAIRS AND MAINTENANCE

Lessor shall, at all times during the term hereof and at Lessor's own expense, keep and maintain the Demised Premises and every part thereof in good condition and repair. Lessee hereby waives all rights to make repairs at the expense of Lessor or in lieu thereof to vacate the Demised Premises as provided by California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect. Lessor shall maintain the building, and all parts thereof in good repair.

                                    ARTICLE X
                          ALTERATIONS AND IMPROVEMENTS

Lessee shall not, without the prior written consent of Lessor (which consent shall not be unreasonably withheld), make any alterations, additions or improvements in, on or about the Demised Premises. As a condition to giving such consent, Lessor may require Lessee to provide Lessor a surety bond or other security satisfactory to Lessor to insure Lessor against mechanics' and materialmen's liens and to insure completion of the work. All alterations, additions and improvements, whether temporary or permanent in character, made by Lessee in, on or about the Demised Premises, except movable trade fixtures installed at the expense of Lessee, shall, in the absence of a written request by Lessor for their removal, become the property of Lessor and shall remain upon and be surrendered with the Demised Premises at termination of this Lease by lapse of time or otherwise without compensation to Lessee.

                                   ARTICLE XI
                              DAMAGE OR DESTRUCTION

11.01 If the Demised Premises, or other portion of the office building of which the Demised Premises constitute a part, are damaged, by fire or other casualty, Lessor shall forthwith repair the same, provided such repairs can, in Lessor's opinion, be completed within ninety (90) days. In such event, this Lease shall remain in full force and effect except that if there is damage to the Demised Premises and such damage was not the result of negligence or willful misconduct of Lessee or Lessee's employees or invitees, the rent payable by Lessee shall be abated while the repairs are being made by the extent to which the Demised Premises are unusable by Lessee in the normal conduct of Lessee's business. In the event Lessor cannot make the repairs within ninety (90) days, and provided the damage affect the Demised Premises or common areas necessary to Lessee's occupancy, Lessor shall give written notice of such fact to Lessee within thirty
(30) days after the date on which the damage occurred and either Lessor or Lessee may, within thirty (30) days after the giving of such notice, terminate this Lease.

11.02 Notwithstanding the provisions of Section 11.01 above, Lessor shall have the option of terminating this Lease in any of the following circumstances:

     (a) Where the damage or destruction arises from a casualty or cause not covered by Lessor's insurance then in force.

     (b) Where the office building in which the Demised Premises are located is damaged or destroyed to the extnet of 33 1/3 percentn or more of the replacement cost thereof, whether the Demised Premises be injured or not.

     (c) Where the repairs cannot be made by reason of any statute, ordinance, rule or regulation of any governmental authority.

11.03 If Lessor is obligated or elects to repair any damage pursuant to this Article, Lessor shall not be required to repair or replace any improvements installed in the Demised Premises by or for Lessee, other than building standard tenant improvements made by Lessor, and Lessee shall, at Lessee's own expense, repair and restore Lessee's portion of such improvements.

11.04 A total destruction of the entire office building in which the Demised Premises are located shall automatically terminate this Lease.

11.05 Except as otherwise expressly provided in this Article, Lessee hereby waives the provision of California Civil Code Sections 1932(2) and 1933(4).

                                   ARTICLE XII
                                  CONDEMNATION

12.01 If all of the Demised Premises or so much thereof is taken by right of eminent domain, or purchase in lieu thereof, such that the Demised Premises are no longer reasonably suitable for Lessee's use, this Lease shall terminate as of the date that possession of the Demised Premises or part thereof is taken.

12.02 If any part of the Demised Premises is taken and the remaining part thereof (after reconstruction of the then existing building) is reasonably suitable for Lessee's use, this Lease shall, as to the part so taken, terminate as of the date that possession of such part is taken and the rent payable hereunder shall be reduced in the same proportion that the floor area of the portion of the Demised Premises so taken (less any addition thereto by reason of any reconstruction) bear to the original floor area of the Demised Premises immediately prior to the taking. Lessor shall, at Lessor's expense, make all necessary repairs or alterations to restore the remaining Demised Premises to a complete architectural unit.

12.03 No award for any partial or entire taking shall be apportioned and Lessee hereby assigns to Lessor all of Lessee's interest therein, except that Lessee shall be entitled to any portion of the award specifically designated as compensation for the taking of personal property belonging to Lessee, for the interruption of Lessee's business, for Lessee's moving costs or loss of goodwill suffered by Lessee. No temporary taking of the Demised Premises shall terminate this Lease or give Lessee any right to abatement of rent hereunder; any award recovered by Lessee for such temporary taking shall belong entirely to Lessee and Lessor shall have no interest therein. Each party agrees to execute and deliver to the other all instruments and documents that may be required to implement the provisions of this section.

                                  ARTICLE XIII
                            ASSIGNMENT AND SUBLETTING

13.01 Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, pledge, hypothecate or encumber all or any part of Lessee's interest in this Lease or in the Demised Premises or any part thereof, without Lessor's prior written consent and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. If Lessee is a corporation, any transfer of a controlling interest in the stock of Lessee shall constitute an assignment hereunder.

13.02 If Lessee complies with the following conditions, Lessor shall not unreasonably withhold Lessor's consent to the assignment of this Lease or the subletting of the Demised Premises or any portion thereof. Lessee shall submit in writing to Lessor:

     (a) The name and legal composition of the proposed Assignee or Sublessee;

     (b) The terms and provisions of the proposed Assignment or Sublease; and

     (c) Such financial information as Lessor may reasonably request concerning the proposed Assignee or Sublessee.

13.03 No consent by Lessor to any assignment or subletting by Lessee shall relieve Lessee of any obligation to be performed by Lessee under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Lessor to any assignment or subletting shall not relieve Lessee from the obligation to obtain Lessor's express written consent to any other assignment or subletting. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provisions of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

                                   ARTICLE XIV
                          TRANSFER 0F LESSOR'S INTEREST

Lessor shall have the right at any time to sell, transfer, assign, pledge, hypothecate or otherwise dispose of Lessor's interest in the Demised Premises and in this Lease. In the event of any such sale, transfer, assignment, pledge, hypothecation or other disposition, all obligations of Lessor hereunder shall devolve upon the transferee and Lessor shall be released and discharged from all further obligation or liability hereunder; provided, that Lessor shall be responsible for any funds in the hands of Lessor in which Lessee has an interest until such funds have been delivered to the transferee. Lessee agrees to attorn to the transferee provided all of Lessor's obligations hereunder are assumed by the transferee in writing for the benefit of Lessee.

                                   ARTICLE XV
                                MECHANICS' LIENS

Lessee shall keep the Demised Premises free and clear of all mechanics' liens resulting from any construction work done by or for Lessee. Lessee shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Lessor, Lessee procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half (1-1/2) times the amount of the claim of lien or other security satisfactory to Lessor. If used, the bond shall met the requirement of Section 3143 of the California Civil Code and shall provide for the payment of any sum that the claimant may recover on the claim, together with costs of suit. Should Lessee fail to discharge any such lien or cause the same to be released within sixty (60) days from the date the lien is filed, Lessor may, without inquiring into the validity thereof, cause the same to be discharged and all amounts so expended by Lessor, together with reasonable attorney's fees and expenses, shall be paid by Lessee to Lessor as additional rent hereunder, together with interest thereon at the rate of fifteen percent (15%) per annum. Lessee shall give ten (10) days prior written notice to Lessor of the date on which any construction work will be commenced so as to afford Lessor the opportunity to post a notice of nonresponsibility.

                                   ARTICLE XVI
                                 ENTRY BY LESSOR

16.01 Lessor and Lessor's authorized representatives shall have the right to enter the Demised Premises at reasonable hours for any of the following purposes:

     (a) To examine and inspect the Demised Premises;

     (b) To supply janitor service and any other service to be provided by Lessor to Lessee hereunder;

     (c) To perform any necessary maintenance or repairs that Lessor is required or permitted to perform hereunder;

     (d) To serve, post or keep posted any notices required or allowed under the provisions of this Lease;

     (e) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the Lease term, or during any period while Lessee is in default;

     (f) To show the Demised Premises to prospective tenants, buyers, lenders or other persons at any time during the Lease term;

     (g) To do any other act or thing necessary for the safety or preservation of the Demised Premises or the office building.

16.02 Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Demised Premises or any other loss occasioned by Lessor's entry pursuant to Section 16.01. Lessor shall at all times have and retain a key with which to unlock all of the doors in, on or about the Demised Premises (excluding Lessee's vaults, safes and other secured areas designated in writing by Lessee in advance); and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the Demised Premises, and any entry to the Demised Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Demised Premises, or an eviction, actual or constructive, of Lessee from the Demised Premises, or any portion thereof.

                                  ARTICLE XVII
                                DEFAULT BY LESSEE

The occurrence of any one or more of the following events ("Events of Default") shall constitute a material default and breach of this Lease by Lessee:

     (a) Any failure by Lessee to pay any rental as and when the same becomes due and payable, and such failure continues for more than ten (10) days after written notice from Lessor.

     (b) Any failure by Lessee to pay any other sum required to be paid by Lessee hereunder, as and when the same becomes due and payable, and such failure continues for more than ten (10) days after written notice from Lessor.

     (c) Any failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for ten (10) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that it cannot reasonably be cured within such ten (10) day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     (d) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within ninety (90) days); the appointment of a trustee or receiver to take possession of substantially all of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty
(60) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Demised Premises or of Lessee's interest in this Lease, where such seizure is not discharged within forty-five (45) days.

Any notice given under this Article shall specify the Event of Default and the applicable lease provisions, and shall demand that Lessee perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time. No such notice shall be deemed a forfeiture or termination of this Lease provided Lessee cures the default with the applicable period of time.

                                  ARTICLE XVIII
                         LESSOR'S REMEDIES UPON DEFAULT

Lessor shall have the following remedies upon the occurrence of an Event of Default, such remedies being cumulative and not exclusive and in addition to any other remedies available to Lessor as now or hereafter provided by law:

     (a) Lessor can continue this Lease in full force and effect, and the Lease will continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due, irrespective of whether Lessee shall have abandoned the Demised Premises. During the period Lessee is in default, Lessor can enter the Demised Premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in such reletting, including, without limitation, broker's commissions, expenses of remodeling the Demised Premises required by reletting, and the costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent specified in this Lease on the dates when the same becomes due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the Demised Premises, Lessee shall have the right to assign or sublet Lessee's interest in this Lease pursuant to Article XIII, but Lessor's consent may be conditioned upon all defaults by Lessee being fully cured at the time of assignment or subletting.

     (b) Lessor can terminate Lessee's right to possession of the Demised Premises at any time during Lessee's default. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Demised Premises, or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor has the right to recover from Lessee:

          (1) The worth, at the time of the award, of the unpaid rent that has been earned at the time of termination of this Lease; plus

          (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; plus

          (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

          (4) Any other amount, the court costs, necessary to compensate Lessor for all detriment approximately caused by Lessee's default.

"The worth, at the time of the award," as used in (1) and (2) above, is to be computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. "The worth, at the time of the award" as used in (3) above is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). The term "rent," as used in this Article shall be deemed to include all monetary sums required to be paid by Lessee pursuant to the terms of this Lease.

                                   ARTICLE XIX
                         LESSOR'S RIGHT TO CURE DEFAULTS

If Lessee shall fail to pay any sum of money, other than rental, required to be paid by Lessee hereunder, or shall fail to perform any other act on Lessee's part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Lessor, Lessor may, but shall not be obligated to do so, and without waiving or releasing Lessee from any obligations of Lessee, make such payment or perform any such other act on Lessee's part to be made or performed hereunder. All sums expensed by Lessor, including necessary incidental costs, shall be deemed additional rent hereunder and shall be payable to Lessor immediately upon demand, together with interest thereon at the rate of fifteen percent (15%) per annum from the date of expenditure to the date of reimbursement.


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

                                   ARTICLE XX
                                  COSTS OF SUIT

20.01 In the event legal action between Lessor and Lessee shall become necessary in order to enforce or interpret this lease, or any provision contained herein, the prevailing party shall be entitled to recover all costs and expenses as may be incurred in connection therewith, including reasonable attorney's fees.

20.02 Should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by Lessee or by any third party against Lessee, or by or against any person holding under or using the Demised Premises by license of Lessee, or for the foreclosure of any lien for labor or materials furnished to or for Lessee or any such other person or otherwise arising out of or resulting from any act or transaction of Lessee or of any such other person, Lessee covenants to save and hold Lessor harmless from any judgment rendered against Lessor or the Demised Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees, incurred by Lessor in connection with such litigation.

                                   ARTICLE XXI
                                  SUBORDINATION

In the event the holder of any deed of trust hereafter to be placed against the demised premises requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that encumbrance if Lessor first obtains from the holder of the deed of trust a written agreement providing that for so long as Lessee shall perform all of Lessee's duties and obligations hereunder, no foreclosure, deed given in lieu of foreclosure or sale under such deed of trust shall affect Lessee's rights under this Lease. Lessee shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Lessee shall execute the written agreement and any other documents required by the holder of the deed of trust to accomplish the purposes of this Article, and upon Lessee's failure or refusal to do so within five (5) days after demand, Lessee hereby appoints Lessor as Lessee's attorney-in-fact to execute such agreement or other documents for and on behalf of Lessee. The power of attorney granted herein shall be deemed to be coupled with an interest and to be irrevocable.

                                  ARTICLE XXII
                              ESTOPPEL CERTIFICATE

Each party, within ten (10) days after notice from the other, shall execute and deliver to the other, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified stating the modifications. The certificate also shall state the amount of monthly rent, the dates to which the rent has been paid in advance, the amount of any security deposit or prepaid rent, and shall further certify that there is no uncured default by the other party under the Lease, or specify such default, if any is claimed. Failure to deliver the certificate within the ten
(10) days, shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate, and any successor to the party requesting the certificate, that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate, that there are no uncured defaults by the party requesting the certificate and that not more than one (1) month's rent has been paid in advance.

                                  ARTICLE XXIII
                                  HOLDING OVER

If Lessee remains in possession of all or any part of the Demised Premises after the expiration of the term hereof, with the express or implied consent of Lessor, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term and in such case rent and other monetary sums due hereunder shall be the amount payable at the expiration of the term of this Lease and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

                                  ARTICLE XXIV
                                    SURRENDER

Upon the expiration or earlier termination of this Lease, Lessee shall surrender the Demised Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted.


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

Lessee shall remove all of Lessee's personal property and trade fixtures and shall repair, at Lessee's expense, any damage to the Demised Premises or the office building caused by such removal, including, without limitation, repair of floors and patching and repainting of walls where required, all to Lessor's reasonable satisfaction. Any personal property or trade fixtures not removed at the expiration or earlier termination of this Lease shall be deemed abandoned by Lessee. If Lessor so elects, Lessee shall also remove any alterations or improvements installed by or for Lessee which would otherwise remain as part of the Demised Premises and Lessee shall restore the Demised Premises to their condition prior to such installation. Should Lessee fail to remove any personal property or trade fixtures, or fail to remove any alterations or improvements as requested by Lessor, Lessee shall be liable to Lessor for any and all removal costs, transportation and storage expenses, and the cost of restoring the Demised Premises as required herein. Lessee shall indemnify Lessor against any loss, damage or liability resulting from delay by Lessee in so surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenants founded on such delay.

                                   ARTICLE XXV
                                     WAIVER

No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of any covenant, term or condition shall not be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Lessor in writing. The receipt and acceptance by Lessor of delinquent rent shall constitute only a waiver of timely payment for the particular rent payment involved.

                                  ARTICLE XXVI
                                 QUIET ENJOYMENT

Lessor hereby covenants with Lessee that upon payment by Lessee of the rent as aforesaid and upon observance and performance of the terms of this Lease by Lessee, Lessee shall peaceably hold and enjoy the Demised Premises for the term hereby demised without hindrance or interruption by Lessor or any person or persons lawfully or equitably claiming by, through or under Lessor.

                                  ARTICLE XXVII
                                     NOTICES

All notices or demands required or permitted to be given hereunder shall be in writing and shall be either personally served or mailed by certified mail, return receipt requested, to the other party at the following addresses:

              To Lessor:      Jack Dymond Associates
                              450 First Street
                              Los Altos, CA 94022


              To Lessee:      Jump Software, Inc.
                              201 San Antonio Circle, Suite172
                              Mountain View, CA 94040

Either party may change the foregoing address by giving notice to the other in the manner provided herein. Any notice sent by mail shall be deemed received on the second business day following deposit of the notice in the United States Mail, with proper postage prepaid thereon.

                                 ARTICLE XXVIII
                              RULES AND REGULATIONS


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

Lessee agrees to observe the Rules and Regulations promulgated by Lessor concerning use of the Demised Premises and the common areas of the office building, a copy of which is attached hereto as Exhibit "A" and made a part hereof, together with any amendments or additions thereto hereafter made by Lessor.

                                  ARTICLE XXIX
                            MISCELLANEOUS PROVISIONS

29.01 CAPTIONS. The captions used in the Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any provision contained herein.

29.02 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any prior agreements or understandings, whether written or oral. This Agreement can only be modified by a written amendment hereto executed by both parties.

29.03 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

29.04 TIME. Time is hereby declared to be of the essence of this Lease and each and every provision hereof.

29.05 CORPORATE AUTHORITY. If Lessee signs as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each person executing this Lease on behalf of the corporation is duly authorized and empowered to do so.

29.06 CALENDAR DAYS. All references herein to any acts or obligations to be performed within a certain number of days shall mean calendar days.

29.07 JOINT AND SEVERAL LIABILITY. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several.

29.08 EFFECTIVE DATE. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and this instrument is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee, in which event this Lease shall become effective on the date of execution or such other date as may be specified in writing signed by Lessor and Lessee.

29.09 CHOICE OF LAW. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

29.10 MEMORANDUM OF LEASE. This Lease Agreement shall not be recorded but the parties may agree to execute and record a Memorandum of Lease, in form satisfactory to Lessor and Lessee.

29.11 SUCCESSORS AND ASSIGNS. Subject to the restrictions against assignment and subletting by Lessee, this Lease shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto

IN WITNESS THEREOF, LESSOR AND LESSEE HAVE EXECUTE THIS LEASE THE DAY AND YEAR FIRST ABOVE WRITTEN.

OFFICE LEASE AGREEMENT DATED June 17, 1999 between JACK DYMOND ASSOCIATES (LESSOR) AND JUMP SOFTWARE, INC. (LESSEE)


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


LESSOR:                                     LESSEE:

JACK DYMOND ASSOCIATES                      JUMPMUSIC.COM, INC.
A CALIFORNIA PARTNERSHIP


By:  /s/ Ronald E. Meredith                 By:  /s/ Jan Mathews
     ----------------------                      ---------------------
     Ronald E. Meredith
                                                 /s/ Richard W. Mathews

Dated: August 4, 1994                       Dated: August 4, 1994


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